T3 Motion, Inc. AMEX: TTTM Exhibit 99.1

Some of the statements that we make in this presentation may constitute forward-
looking statements.  These statements reflect management’s expectations about our business, operating plans and performance and speak only as of the date hereof.  These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements.  For a full discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any of these forward-
looking statements please review the “Risk Factors” section in the prospectus, as filed with the Securities and Exchange Commission.  We undertake no obligation to update publicly or revise these forward-looking statements for any reason even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Safe Harbor Statement
NYSE Amex: TTTM

Company Overview
T3 Motion, Inc. is a leading global brand
Technology company – design and manufacture
personal electric vehicles
Current Product: T3 Series Electric Stand Up Vehicle
Target markets: Security, Law Enforcement, College
Campuses, Airports, etc.
Clients in 30 countries over 6 continents
Deployments approaching 3,000 vehicles worldwide
Annual capacity: 7,500 vehicles per year
Leverage brand to consumer market
NYSE Amex: TTTM

Leading provider of clean technology  vehicles

Current Product Overview
NYSE Amex: TTTM

T3 Series - Professional
Zero gas emissions; Operating Cost - $0.10/day
Elevated 9” platform gives better visibility
In-field swappable power management system
MSRP - $8,999
T3 Series - Consumer
Leverage brand to introduce consumer to
market
High-end recreational vehicle
MSRP - $9,500
Co-branding opportunities

T3 Series – Professional
Target markets: Security, Law Enforcement, College
Campuses, Airports, Parking Patrol, etc.
Clients in 30 countries over 6 continents
Deployments approaching 3,000 vehicles worldwide
Deployed in 175 police departments
Deployed in over 50 airports worldwide
Annual capacity: 7,500 vehicles per year
Cost effective:
ROI (6 months)
Reduces man hours in covering large areas
First responders – able to cover large geographic
areas
NYSE Amex: TTTM

Operating Costs = 10 Cents Per Day*
- Price per mile is less than 1 cent on average*
Equivalent of over 500 miles per gallon*
Save over $25,000 per year over gas-powered vehicles*
Clean Energy = “Green”
Results
*Based on 1 kilowatt usage per day at an average cost of 10 cents per kilowatt/200 pound average rider/Li-Poly batteries/U.S. average cost of $4.00 per gallon/Daily operation range of 15-20 miles
NYSE Amex: TTTM

Market and Industry Overview
Industry Overview:
Billion dollar market potential for Personal Transport Vehicles
Market Overview Total Agencies
Agencies with
T3s
Penetration Miscellaneous
Average
units/agency
(assumption)
Estimated
Market
potential*
Law Enforcement
(include campus
police)
5,956 175 2.94%
1,017,984
Personnel
2 $107,208,000
Airports
5,202 public
use airports
(U.S.)
50+ 0.96% 5 $234,090,000
Malls 48,000 303 0.63% 3 $1,296,000,000
Manufacturing and
Industrial Firms
293,919 6b Sq. Ft. Space 2 $5,290,542,000
Private Security
Companies
13,000 22 0.17%
13.3m
Employees
1 $117,000,000
Government Bases 5,311 3 0.06% $13b Industry 2 $95,598,000
Government Buildings 10,000 7 0.07%
1.2m Security
Personnel
2 $180,000,000
Total $7,320,438,000
NYSE Amex: TTTM

T3 Market Competition NYSE Amex: TTTM 8

NYSE Amex: TTTM

T3 Series Products
T3 Series with Non-Lethal Response Vehicle
T3 Series with LPRS
License Plate Recognition System
Automatically scans license plates - 7,500 vehicles per hour
Real-time notification of a wanted plate in 4 seconds
Wi-Fi enabled and allows plug ‘n play use
Connects directly to any handheld internet-enabled device
such as the Samsung Galaxy Tab, iPad, Motorola Droid,
Blackberry, iPod Touch or iPhone.
humane and safe initiatives used during riots and violent protests

High-intensity LED deterrent light -- up to 40,000 lumens

700 rounds per minute, per gun, non-lethal shooting capabilities

High-capacity air tanks with up to 10,000 round shooting capability
  PA system

Riot shield

Video recording capability

LAPD

Miami Dade

LA Sherriff

MSP Airport PD

TARGET Security

ALLIEDBARTON SECURITY SERVICES

Sécurité publique Québec

Duke University

SECURITAS

Disneyland

USC

G4S Wackenhut

POLICE

IPC INTERNATIONAL CORPORATION

THE PORT OF LOS ANGELES

SIMON PROPERTY GROUP, INC.

Marriott

ANDREWS INTERNATIONAL

NYPD

2 TACA

T3 MOTION

Selected T3 Series Customers NYSE Amex: TTTM 10

T3 Series - Consumer
Launched December 2011
Full production:  Q1-12
Market
Recreational vehicle
High-end consumers
Co-Branding opportunities
Custom graphic opportunities
MSPR: $9,500
Sales channel
Direct
Recreational  vehicle
distribution network
NYSE Amex: TTTM

KEY FACTS
Symbol (NYSE:AMEX) TTTM
Corporate Headquarters Costa Mesa, CA
Stock Price (12/6/11)         52-Week Range $0.48/ $0.36-$9.80
Shares Outstanding (September 30, 2011 12,881,027
Market Capitalization $6.2M
Volume (daily 90-day average) 33,939
Debt (9/30/11) $1.2M
Cash (9/30/11) $3.75M
Revenue (2011 estimate) $6.0M
Insider ownership 28%
Institutional 56%
Full-time employees 52
Accounting Firm KMJ Corbin and
Company
NYSE Amex: TTTM

2007 2008 2009 2010
T3 Motion,
Inc.
founded on
March 16,
2006
T3 Series
introduced to
market –
IACP, Oct
2006
Customer
trials and
demos begin
– January
2007
Production
shipments
begin – July
2007
2006
USPS Trial
and initial 13
unit sale
DLA trial and
initial sale
NYPD
Subway
deployment
T3 deployed
in 25
countries
$40M Total Funding (including $11.1M closed May 2011)
$13M self-funded by CEO
T3
History
Approaching 3,000 vehicles deployed in 30 countries on 6 continents
2011
Debuted at
G20 Summit
in Seoul
Target deploys 157 vehicles
Simon Properties deploys  first 50 vehicles saving over
$3.3M in operating costs (total deployments = 112)

NYSE Amex: TTTM

Management Team
Mr. Nam has served as CEO of T3 Motion since March 16, 2006.
In 2001, Mr. Nam founded Evolutionary Electric Vehicles (EEV) to provide high performance motor-controller packages to the emerging hybrid and electric vehicle market.
Mr. Nam founded Aircept in 2000, a leading developer, manufacturer, and service provider in the Global Positioning
System (GPS) marketplace; and Paradigm Wireless Company in 1999, a supplier of quality wireless equipment to the telecom industry.
Prior to founding his own companies, Mr. Nam was the Executive Vice President of Business Development at Powerwave
Technologies Inc. (NASDAQ: PWAV), where he helped guide the company to number 5 in Business Week’s list of Hot Growth
Companies in 2000.
Kelly J. Anderson – President, Executive VP & CFO
Hired in 2008 as Executive Vice President & CFO; Appointed Director in January 2009 and President in April 2010.
From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency.
From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN
2002 Value Fund, LLC; and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., these entities were real estate investment funds managed by TripleNet Properties.
From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp (NYSE: FAF), a Fortune
500 title insurance company.
Ki Nam – Chief Executive Officer
NYSE Amex: TTTM

Noel Cherowbrier - Vice President International Sales
David Fusco - Vice President Domestic Sales
Management Team
NYSE Amex: TTTM

David Fusco was named Vice President of Domestic Sales in October 2010.
Over the past 25 years David has held senior executive sales management positions at Texas Instruments, Compaq
Computer, and Hewlett-Packard.
In 2006 David founded Andal Holdings, LLC, and provided sales and management consulting services to a variety of companies.
David holds a Bachelor of Science degree from Miami University in Oxford, OH.
Noel Cherowbrier has been Vice President of International Sales since 2007.
Mr. Cherowbrier was the President from 2004 to 2007 of Tecan UK and US, technology company located in the UK, and Executive VP from 1995 to 2004.
Noel holds 20 years of global sales management experience: from 1989-1995 he was the Global Sales Manager at
Homark; and from 1986-1995 he was the Sales and Marketing Regional Manager at Fast Moving Consumer Goods.

• Direct sales team
• 7 sales people
• 2 support
• Distribution – over 50 distributors worldwide
• Sales cycle
• PO Driven business
• Ranges from 2 days to 2 years
• Backlog at September 30, 2011 - $3.3M
• Sales Growth
• 70% of sales are from repeat customers
• Brand awareness
• Adaptation rate for corporate applications
• Launch new products to existing channels
• Consumer market
Sales and Distribution
NYSE Amex: TTTM

Capacity
Corporate and Manufacturing Facility
~ 50,000 sq ft in Costa Mesa, CA
Expandable by an additional ~ 30,000 sq ft
Production  - up to 750 T3 vehicles per
month
Manufacturing
Raw Materials and Supply Chain
70% suppliers are local; as sales increase, T3
will expand into other global alternatives
Supply chain could include material
sourcing and sub-assembly operations from
China, South Korea and Mexico
Final assembly, testing and inspection in
Costa Mesa, CA
NYSE Amex: TTTM

Objectives of R&D:
Research & Development
NYSE Amex: TTTM

•
To ensure the existing products
meet the current demands of
our target markets
•
To use the existing platform to
develop future products for the
personal mobility electric
vehicle space.
•
Current concepts under
development
•
Delivery solutions
•
Government & military
solutions
•
Non-lethal response
solutions
•
Un-manned vehicle
solutions
•
Consumer vehicle
solutions

Type of Customer: Mall Property
Sales Process:
Initial Trial
Corporate certified security vehicle
Each mall property to include in their budget
Customer Objective:
To find lower cost security solutions, preferably alternative energy vehicle
Solution: T3 Series ESV
Competition:  Segway, gas-powered vehicle, golf cart, bicycle, walking
Cost of Solution:  MSRP:  $8,999
Result:
In the first year, our customer deployed 50 T3 Series ESV’s and replaced 50 gas powered vehicles.  The change in the method of patrol resulted in approximately $3.2M in cost savings to the company.  In addition, the first year of deployment, the incidents in the parking lots decrease by approximately 25%.  Each incident costs the company approximately $10K (investigations, settlement, restitution, repairs, etc.)
Case Study
NYSE Amex: TTTM

R3  - Plug-In Hybrid and Electric
Patent-pending iconic rear wheel design
2011 - partner with Panoz for production ready
MSRP - $25,000 - $35,000
Integrated Samsung Galaxy Tablet feature
Top Speed - 70 mph (Electric) 100 mph (Hybrid)
Range 75 miles (Electric) 300 miles (hybrid)
Engine/Motor power - 12kw (electric) 180hp (gas)
2012 – 2013 – Find JV production partner
NYSE Amex: TTTM

R3 Prototype NYSE Amex: TTTM 21

Capitalization Table
Equity (150,000,000 share
authorized) Issued Shares Strike Price Fully Diluted
Common Stock 12,881,027 12,881,027
Warrants (exp 5-13) $3.00 4,942,557
Warrants (exp 5-16) $3.50 4,992,557
Warrants (exp 12-14 – 3-15) $5.00 826,373
Warrants (exp 3-13 – 5-16) $4.38-$15.40 386,099
Stock Options $5.00 - $7.70 947,351
Total 12,881,027 24,975,964
NYSE Amex: TTTM

Balance Sheet September 30, 2011
T3 Motion, Inc. Balance Sheet Highlights –
September 30, 2011
ASSETS $ thousands
Cash (including restricted) 3,764
Accounts Receivable 1,096
Inventory 1,523
Total Assets 8,104
LIABILITIES
Accounts Payable and Accrued Expenses 1,734
Derivatives Liability 130
Notes Payable 1,225
Total Liabilities 3,089
STOCKHOLDERS’ EQUITY
Total stockholders’ equity 5,015
NYSE Amex: TTTM

Income Statement Highlights
•
Select historical income statement
Q3
2011
Q2
2011
Q1
2011
2010 2009
Revenue $1.9 $1.3 $1.0 $4.7 $4.6
Gross Margin
*
20.4% 11.4% 4.0% 3.6% (7.4%)
2011E
Revenue Approx $6.0
NYSE Amex: TTTM

Name Ticker Market Cap
T3 Motion TTTM 6
Tesla Motors TSLA 3,580
A123 Systems AONE 270
Azure Dynamics AZD.TO 61
ZAP ZAAP 57
Kandi Technologies KNDI 81
ZENN Motor Company ZNN 34
Balqon Corporation BLQN 25
Li-ion Motors LMCO 5
Leo Motors LEOM 8
Comps
NYSE Amex: TTTM

Units Sold 500 1,000 2,500
Revenue ($10K/unit) $5,000,000 $10,000,000 $25,000,000
Gross Margin % 20% 30% 40%
Margin 1,000,000 3,000,000 10,000,000
R&D and SG&A 5,000,000 5,000,000 5,000,000
Operating Income ($4,000,000) ($2,000,000) 5,000,000
Metrics
NYSE Amex: TTTM

Investment Summary
Capitalize on Green
Does not rely on government funding for sustainability
Brand Value
•
• Consumer launch will increase brand recognition
Market
New products to existing customers
Market penetration opportunity
Continued global expansion
Enter the consumer market
Valuation
Market doesn’t reflected brand value
NYSE Amex: TTTM

Potential has not been realized – foundation has been set, opportunity will sprout
EBITDA positive - obtainable at reasonable revenue

Appendix NYSE Amex: TTTM

•
http://www.youtube.com/watch?v=XOs0s23nfh0
(T3- Media Compilation)
•
http://www.youtube.com/watch?v=UvlXR_4QDnE&feature=r
elated
(T3- Coconut Creek)
•
http://www.youtube.com/watch?v=p5OVsvj2HrQ
(T3- Super Bowl Commercial)
•
http://www.youtube.com/watch?v=YXLtWAGczpc&feature=r
elated
(T3- NYPD)
T3 Media Links
NYSE Amex: TTTM

Consumer Market - Appendix NYSE Amex: TTTM 30

Contact
Corporate Headquarters
2290 Air Avenue
Building A
Costa Mesa, CA 92626
P (714) 619-3600
F (949) 269-0155
Kelly J. Anderson
Executive Vice President,
Chief Financial Officer
2290 Airway Avenue
Building A
Costa Mesa, CA 92626
(714) 619-3600
kanderson@t3motion.com
Ki Nam
Chief Executive Officer
2990 Airway Avenue,
Building A
Costa Mesa, CA 92626
(714) 619-3600
knam@t3motion.com
Investor Relations Contact
Casey Stegman
Stonegate Securities, Inc.
(214) 987-4121
casey@stonegateinc.com
T3 Motion, Inc. (NYSE Amex: TTTM)
NYSE Amex: TTTM